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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934


                              SYNERON MEDICAL LTD.
             (Exact name of Registrant as specified in Its Charter)

                 ISRAEL                                       N/A
(State of Incorporation or Organization)    (IRS Employer Identification Number)

                                 INDUSTRIAL ZONE
                              YOKNEAM ILLIT, 20692
                                P.O.B. 550 ISRAEL
           (Address of Principal Executive Offices including Zip Code)



Securities to be registered pursuant to Section 12 (b) of the Act:



         Title Of Each Class                   Name Of Each Exchange On Which
          To Be Registered                     Each Class Is To Be Registered

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If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-117369 (if applicable)

Securities to be registered pursuant to Section 12 (g) of the Act:


                  ORDINARY SHARES, PAR VALUE NIS 0.01 PER SHARE

--------------------------------------------------------------------------------
                                (Title of Class)

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                                (Title of Class)



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                             INFORMATION REQUIRED IN
                             REGISTRATION STATEMENT

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               A description of the ordinary shares of Syneron Medical Ltd. (the "Registrant") is set forth under the caption "Description of Share Capital" in the preliminary prospectus included in the registration statement on Form F-1 (File No. 333-117369) filed by the Registrant with the Securities and Exchange Commission on July 14, 2004, as amended from time to time (the "Registration Statement"), which is hereby incorporated herein by reference. The final prospectus will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended and, upon filing, shall be deemed incorporated by reference herein.

ITEM 2.     EXHIBITS.

               The following exhibits to this registration statement have been filed as exhibits to the Registration Statement and are hereby incorporated herein by reference:

         NO.   DESCRIPTION

         1 Form of Articles of Association of Registrant to become effective upon the closing of the Registrant's initial public offering (incorporated by reference to Exhibit 3.5 of the Registration Statement)

         2     Form of Share Certificate (incorporated by reference to Exhibit
               4.1 of the Registration Statement)








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                                   SIGNATURES

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

          Date: July 26, 2004



          SYNERON MEDICAL LTD.

          By:   /s/ Moshe Mizrahy
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                Name: Moshe Mizrahy
                Title: Chief Executive Officer






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